Dreyfus International
Equity Allocation
Fund

Annual Report


October 31, 1995

Dreyfus International Equity Allocation Fund
-----------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

          For the twelve-month period ending October 31, 1995, the Dreyfus International Equity Allocation Fund's Class R shares and Investor shares posted total returns of .81% and .67%, respectively.* The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE ) Index, the Fund's benchmark index, had a loss of .37% for that same period.**

ECONOMIC REVIEW

          Over the past 12 months, European economies have rebounded from their previously recessionary condition. Real economic growth in the European Union was above 3% in 1994 and we believe that it will show an increase of about 2.5% for 1995. Signs of a cyclical slowdown were apparent in the third quarter of this year, yet we expect growth to remain solidly above 2% in 1996.

          The forthcoming European Monetary Union and its prospects for a wider economic unification with Eastern Europe play a major role in formulating the political agenda for many European governments. Reducing budget deficits and increasing the competitiveness of business are universal priorities. The large privatization programs underway all over Europe bear witness to this. While there are difficulties in gaining a political consensus on these issues -- as evidenced by the civil service strikes in France and the political instability in Italy -- the wave of economic reform seems unstoppable. The European Commission is fostering an aggressive campaign of deregulation. Local monopolies of telephone companies and utilities are primary targets. Even the sacred cow of the wasteful Common Agricultural policy is undergoing substantial reform. We believe these reforms, combined with continuing low inflation, should result in significant reductions in interest rates in most European countries, particularly in the south where real interest rates are very high.

          The Japanese economy suffered a series of dramatic events during the year. The recession was worsened by the Kobe earthquake, the strong yen and the troubled financial sector. During the summer, the Japanese Government and the Bank of Japan, aided by the Fed and the Bundesbank, intervened heavily to halt the yen's rise. The Bank of Japan lowered its discount rate to an all-time low (0.5% per annum). At the same time, the Japanese Government announced an unprecedented 14 trillion yen package designed to stimulate the economy. Although some uncertainty persists regarding the fate of smaller financial institutions, we believe it appears likely that the Japanese economy will recover to an above 2% growth rate in the coming year.

THE PORTFOLIO AND THE MARKET

          As of October 31, 1995, the Fund's portfolio was invested in 235 stocks spread over 20 countries. Countries are weighted using proprietary asset allocation models that examine the risk associated with each individual market in relation to its expected returns. Additional models seek to identify stocks that have attractive valuations relative to peer companies and possess above-average growth potential. The Fund carries some exposure to Malaysia, Hong Kong and Singapore (aggregating to 6.2% of total Fund assets as of October 31, 1995) resulting in access to the southeastern Asia high-growth zone. Because of size and liquidity concerns, the Fund has so far refrained from investing in emerging economies.

          The Fund was most heavily weighted in Japan (42.1%), the United Kingdom (11.8%), France (9.2%), and Germany (7.6%) as of October 31, 1995. We believe that fundamentals are currently rather attractive for equity investment in Europe given low and possibly declining interest rates and the continuation of healthy corporate profit growth.

          In Germany and the United Kingdom the earlier export-driven recovery has become more domestically oriented and relies heavily on corporate restructuring. The stock markets of Germany and the United Kingdom managed 12-month gains of 9.0% and 8.5%, respectively, as of October 31, 1995. The Fund's overweighting in Germany (7.6%) compared to the EAFE Index (6.9%) helped performance. The Fund's U.K. holdings also helped performance.
 France was hampered by political uncertainty earlier in the year. Yet social security reforms paved the way for much-needed interest rate reductions which could enhance the environment for equity investors. Overweighting in France (9.2% vs. the EAFE Index's 6.5%) also benefitted the portfolio's performance as the French stock market rose 3.5% over the past year. In Italy (an underweighted sector compared to the EAFE Index - 1.9% for the Fund, 2.3% for the Index), the market was hurt by a weak lira and political worries. Despite some significant progress on the reform front, the Italian stock market declined 8.5% for the twelve months ending October 31, 1995, and the Fund's holdings hindered portfolio performance.

          The Japanese stock market's performance reflected the difficulties outlined above and declined 11.4% for the 12-month period ended October 31, 1995. The Fund's large position and slight overweighting (42.1%) in Japan compared to that of the EAFE Index (39.6%) retarded investment performance. We believe, however, that very low interest rates and extensive corporate restructuring (including massive investments in the low-cost areas of Asia) should help propel corporate profits higher next year.

          Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund.

                                                Very truly yours,



                                                Patrice Conxicoeur
                                                Portfolio Manager
                                                S.A.M. Finance, S.A.



November 15, 1995
Paris, France


* Total return includes reinvestment of dividends and any capital gains paid.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE ) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin Countries. The return indicated includes net dividends reinvested. The Index is the property of Morgan Stanley & Co., Incorporated.

Dreyfus International Equity Allocation Fund                 October 31, 1995
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS INTERNATIONAL
  EQUITY ALLOCATION FUND INVESTOR SHARES AND CLASS R SHARES AND THE MORGAN
        STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST
                         (EAFE(R)) INDEX

                                                        Morgan Stanley
                                                           Capital
                    International    International      International
                        Equity           Equity             Europe,
                      Allocation       Allocation         Australasia,
                    Fund (Investor        Fund             Far East
                     Class Shares)   (Class R Shares)  (EAFE(R)) Index*

      9/15/94           10,000            10,000            10,000
     10/31/94           10,050            10,050            10,008
      1/31/95            9,386             9,390             9,218
      4/30/95           10,027            10,032            10,133
      7/31/95           10,338            10,342            10,449
     10/31/95           10,128            10,142             9,970

*Source: Lipper Analytical Services, Inc.


Average Annual Total Returns
-----------------------------------------------------------------------------

       Investor Class Shares                     Class R Shares
  --------------------------------        -------------------------------
       Period ended 10/31/95                  Period ended 10/31/95
  --------------------------------        -------------------------------
  1 Year                      0.67%       1 Year                     0.81%
  From Inception (9/15/94)    1.13        From Inception (9/15/94)   1.26

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor Class shares and Class R shares of Dreyfus International Equity Allocation Fund on 9/15/94 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration
Mark) Index on that date. For comparative purposes, the value of the Index on 8/31/94 is used as the beginning value on 9/15/94. All dividends and capital gain distributions are reinvested.

The Fund's objective is to exceed the total return of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration Mark) Index through active stock selection, country allocation and currency allocation. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus International Equity Allocation Fund
-----------------------------------------------------------------------------
Statement of Investments                                     October 31, 1995

Common Stocks--98.7%                                                                Shares        Value
------------------------------------------------------------------------------     --------    -----------
             Australia--2.6%   Amcor .........................................      24,000     $   179,603
                               Broken Hill Proprietary .......................       3,009          40,686
                               Coca Cola Amatil ..............................      18,750         144,875
                               ICI Australia .................................       1,000           6,844
                               Pacific Dunlop ................................       5,912          14,297
                               Westpac Banking ...............................      17,000          69,684
                                                                                               -----------
                                                                                                   455,989
                                                                                               -----------
                Austria--.3%   Oesterreichische El Wirtsch ...................         300          18,311
                               Strabag Oesterreich AG ........................         300          29,963
                                                                                               -----------
                                                                                                    48,274
                                                                                               -----------
               Belgium--1.4%   Electrabell VVPR ..............................          50          11,205
                               Fortis AG .....................................         100          10,721
                               Fortis VVPR AG ................................           2             216
                               Petrofina SA ..................................         600         186,051
                               Solvay Et Cie, Series A, NPV ..................          50          25,207
                                                                                               -----------
                                                                                                   233,400
                                                                                               -----------
               Denmark--1.1%   Danisco .......................................       4,000         182,350
                                                                                               -----------
                Finland--.4%   Kone B ........................................         400          36,488
                               Nokia AB, Class K .............................         200          11,691
                               Pohjola Insurance Co., Class B ................       1,000          14,614
                                                                                               -----------
                                                                                                    62,793
                                                                                               -----------
                France--9.2%   Accor .........................................         102          12,137
                               Banque Nationale de Paris .....................       1,012          41,723
                               CPR Cie Parisienne De Reescompte ..............         800          61,607
                               Cap Gemini Sogeti .............................       3,000 (a)      82,949
                               CarnaudMetalbox ...............................       1,400          58,781
                               Carrefour .....................................         150          88,233
                               Casino Guichard Perrachon Et Cie ..............         200           5,734
                               Chargeurs .....................................          10           2,060
                               Compagnie Bancaire SA .........................       1,533         159,187
                               Compagnie De St. Gobain .......................         419          50,031
                               Compagnie Financiale (Paribas).................       1,555          85,672
                               Credit Foncier de France ......................         351           6,505
                               L'Oreal .......................................          50          12,237

Dreyfus International Equity Allocation Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

Common Stocks (continued)                                                           Shares        Value
------------------------------------------------------------------------------     --------    -----------
          France (continued)   Pechiney International ........................         600     $    13,689
                               Peugeot .......................................         200          26,093
                               Pinault-Printemps Redante .....................         550         119,406
                               Rhone-Poulenc .................................       3,068          66,983
                               SAGEM .........................................         200         111,418
                               Saint Louis Bouchon ...........................         100          28,796
                               Salomon .......................................         400         231,209
                               Sanofi ........................................       1,600         102,209
                               Sefimeg Ste Francaise .........................         100           6,635
                               Simco-Union Pout L'Habitation .................         104           8,413
                               Societe National Elf Aquitaine ................       1,857         126,652
                               Sommer-Allibert ...............................         100          26,482
                               Thomson CSF ...................................       1,044          21,788
                               Total B .......................................          12             742
                               Unibail .......................................         200          18,453
                               Union Immobiliere De France ...................         150          12,589
                                                                                               -----------
                                                                                                 1,588,413
                                                                                               -----------
               Germany--7.6%   Agiv AG .......................................       6,500         136,647
                               BASF AG .......................................       1,800         395,036
                               Bayer AG ......................................         300          79,772
                               Bilfinger & Berger Bau AG .....................          50          18,394
                               Brau Und Brunnen ..............................          50           8,487
                               Ckag Colonia Koncern ..........................           7 (a)       5,468
                               Continental AG ................................       1,000          14,133
                               Daimler-Benz AG ...............................         200          96,377
                               Dresdner Bank .................................       5,000         133,522
                               Dyckeroff AG ..................................         200          88,068
                               Linde AG.......................................         100          61,434
                               RWE Aktiengesellschaft ........................         300         106,747
                               Schering AG  ..................................       1,000          69,744
                               Siemen AG .....................................         200         104,829
                                                                                               -----------
                                                                                                 1,318,658
                                                                                               -----------
             Hong Kong--3.1%   Cheung Kong (Holdings) ........................      25,000         140,994
                               China Light & Power ...........................       8,740          46,577
                               HSBC Holdings PLC .............................       3,756          54,656


Dreyfus International Equity Allocation Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

Common Stocks (continued)                                                           Shares        Value
------------------------------------------------------------------------------     --------    -----------
       Hong Kong (continued)   Hong Kong & China Gas..........................      57,600     $    93,504
                               Hong Kong Telecommunications...................      22,700          39,639
                               Shangri-La Asia................................     100,000         110,593
                               South China Morning Post.......................      90,000          52,386
                               Sun Hung Kai Properties........................         220           1,757
                                                                                               -----------
                                                                                                   540,106
                                                                                               -----------
                 Italy--1.9%   Aedes Spa-Ligure Lombard.......................       5,000          28,284
                               Assicurazioni Generali.........................       1,200          28,020
                               Fiat SPA.......................................      20,000          65,241
                               Italgas........................................      30,000          79,951
                               Mediobanca.....................................      10,000          66,939
                               Telecom Italia Mobile..........................      30,680          51,583
                               Telecom Italia Mobile SPA......................       5,680 (a)       8,639
                                                                                               -----------
                                                                                                   328,657
                                                                                               -----------
                Japan--42.1%   Ajinomoto......................................      20,800         205,658
                               Asahi Chemical Industry........................      70,900         498,399
                               Asahi Glass....................................         800           7,831
                               Bank of Tokyo..................................      13,000         189,623
                               Bridgestone....................................         400           5,560
                               Canon..........................................       2,100          35,976
                               Chugai Pharmaceutical..........................         400           3,657
                               Dai-Ichi Kango Bank............................       4,210          71,300
                               Dai Nippon Printing............................         800          12,765
                               Dai-Tokoy Fire & Marine Insurance..............      11,000          70,748
                               Daido Steel....................................         200             890
                               Daiichi Pharmaceutical.........................       5,000          69,995
                               Daikyo Kanko...................................       2,000          13,372
                               Daishowa Paper Manufacturing...................         400 (a)       2,940
                               Daiwa House Industry...........................       8,400         125,814
                               Denki Kagaku Kougyo............................         600 (a)       2,020
                               Fuji Bank......................................       4,900          91,140
                               Fuji Photo Film................................         200           4,953
                               Fujita.........................................      17,000          77,386
                               Fujitsu........................................         800           9,554
                               Furukawa Electric..............................      13,000          58,414
                               Haseko.........................................      12,000          42,760


Dreyfus International Equity Allocation Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

Common Stocks (continued)                                                           Shares        Value
------------------------------------------------------------------------------     --------    -----------
           Japan (continued)   Hitachi........................................      13,900     $   142,878
                               Honda Motor....................................         400           6,970
                               House Food Industrial..........................         220           4,005
                               Industrial Bank of Japan.......................       2,200          60,088
                               Ito-Yokado.....................................       1,000          54,723
                               Itochu.........................................       1,500           8,898
                               Japan Air Lines................................       3,600 (a)      21,674
                               Japan Energy...................................         600           1,721
                               Joyo Bank......................................         420           3,017
                               Kajima.........................................         800           7,393
                               Kamigumi.......................................         400           3,622
                               Kandenko.......................................          96           1,184
                               Kansai Electric Power..........................       5,999         140,955
                               Kawasaki Steel.................................      16,600          55,252
                               Kinki Nippon Railway...........................         966           7,470
                               Kirin Brewery..................................       7,000          70,582
                               Komatsu........................................         600           4,698
                               Konica.........................................      25,000         167,645
                               Kumagai-Gumi...................................      27,000         103,612
                               Kyocera........................................         200          16,407
                               Kyushu Electric Power..........................         101           2,392
                               Mabuchi Motor..................................       1,000          60,597
                               Maeda Road Construction........................         200           3,582
                               Marubeni.......................................      74,000         360,763
                               Marudai Food...................................         200           1,350
                               Maruha.........................................         400 (a)       1,174
                               Marui..........................................       3,000          51,982
                               Matsushita Electric Works......................      10,400         147,626
                               Mitsubishi.....................................      31,000         342,927
                               Mitsubishi Bank................................         210           4,111
                               Mitsubishi Chemical............................         900           4,088
                               Mitsubishi Heavy Industries....................      44,700         345,259
                               Mitsubishi Trust & Banking.....................         200           2,799
                               Mitsui & Company...............................         400           3,187
                               Mitsui Marine & Fire Insurance.................         600           3,612
                               Mitsui Trust & Banking.........................         600           4,804
                               NEC............................................         800          10,572

Dreyfus International Equity Allocation Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

Common Stocks (continued)                                                           Shares        Value
------------------------------------------------------------------------------     --------    -----------
           Japan (continued)   Nikon..........................................         600     $     8,575
                               Nippon Express.................................       8,000          65,002
                               Nippon Fire & Marine Insurance.................      38,000         204,601
                               Nippon Light Metal.............................         400           2,169
                               Nippon Oil.....................................         800           4,252
                               Nippon Steel...................................       5,100          16,925
                               Nippon Yusen Kaisha............................         800           4,283
                               Nomura Securities..............................       4,000          73,225
                               Oji Paper......................................      30,000         275,770
                               Orient.........................................      26,000         118,100
                               Orix...........................................       2,000          70,484
                               Sakura Bank....................................       8,600          83,348
                               Sanwa Shutter..................................         200           1,360
                               Sekisui House..................................      12,000         138,619
                               Seven-Eleven Japan NPV.........................         108           7,210
                               Sharp..........................................       8,000         111,209
                               Shimachu.......................................       4,000         105,726
                               Shizuoka Bank..................................         400           4,738
                               Snow Brand Milk Products.......................         500           3,279
                               Sony...........................................         940          42,329
                               Sumitomo Bank..................................      14,307         253,506
                               Sumitomo Coal Mining...........................      22,000          93,039
                               Sumitomo Electric Industries...................         800           9,241
                               Sumitomo Marine & Fire.........................       6,000          42,878
                               Sumitomo Metal Industries......................      40,000 (a)     108,467
                               Sumitomo Trust & Banking.......................         850           9,818
                               Takeda Chemical Industries.....................       1,000          14,096
                               Tokai Bank.....................................       6,800          71,228
                               Tokio Marine & Fire Insurance..................         800           8,223
                               Tokyo Broadcasting System......................      12,000         176,211
                               Tokyo Electric Power...........................       1,272          33,387
                               Tokyo Tatemono.................................      11,000          44,366
                               Tokyu..........................................      11,820          75,328
                               Toppan Printing................................      12,000         158,590
                               Toray Industries...............................      21,000         131,365
                               Toshiba........................................      10,000          72,540
                               Toyo Engineering...............................       5,000          27,410
                               Toyobo.........................................       1,200           3,947


Dreyfus International Equity Allocation Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

Common Stocks (continued)                                                           Shares        Value
------------------------------------------------------------------------------     --------    -----------
           Japan (continued)   Toyota Motor...................................      25,014     $   465,262
                               Ube Industries.................................         600           1,985
                               Yakult Honsha..................................         200           2,545
                               Yamatake Honeywell.............................       5,000          68,037
                               Yamato Transport...............................         400           4,307
                               Yasuda Trust & Banking.........................      43,000         192,373
                               Yokogawa Electric..............................       2,900          22,143
                                                                                               -----------
                                                                                                 7,265,870
                                                                                               -----------
              Malaysia--2.0%   Malayan Banking Berhad.........................       7,000          56,518
                               Perusahaan Otomobil............................       9,000          32,256
                               Renong Berhad..................................      14,000          21,394
                               Resorts World Berhad...........................      23,000         112,327
                               Tanjong........................................      45,000         113,432
                                                                                               -----------
                                                                                                   335,927
                                                                                               -----------
           Netherlands--3.7%   Akzo Nobel.....................................         800          91,044
                               Elsevier.......................................      15,000         193,797
                               Ihc Caland.....................................       3,000          85,307
                               Internationale Nederlanden Groep...............       1,025          61,084
                               Philips Electronics............................       3,000         115,896
                               Royal Dutch Petroleum..........................         100          12,406
                               Stad Rotterdam.................................       3,040          83,749
                                                                                               -----------
                                                                                                   643,283
                                                                                               -----------
            New Zealand--.4%   Fisher & Paykel................................      23,446          76,296
                                                                                               -----------
                 Norway--.6%   Aker...........................................       8,500         107,223
                                                                                               -----------
             Singapore--1.1%   Keppel.........................................      10,000          82,094
                               Singapore Airlines.............................      11,000         101,982
                                                                                               -----------
                                                                                                   184,076
                                                                                               -----------
                 Spain--1.6%   Banco Bilbao Vizcaya...........................       1,800          55,032
                               Empresa Nacional De Electricidad...............       1,400          69,655


Dreyfus International Equity Allocation Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

Common Stocks (continued)                                                           Shares        Value
------------------------------------------------------------------------------     --------    -----------
           Spain (continued)   Fomento de Construcciones y Contratas..........         700     $    49,459
                               Repsol.........................................       1,100          32,864
                               Telefonica de Espana...........................       6,000          75,740
                                                                                               -----------
                                                                                                   282,750
                                                                                               -----------
                Sweden--2.0%   Asea...........................................       2,000         197,543
                               Astra..........................................       2,000          72,381
                               Esselte........................................       4,000          58,810
                               Stora Kopparbergs..............................       1,000          12,139
                                                                                               -----------
                                                                                                   340,873
                                                                                               -----------
           Switzerland--5.8%   BBC Brown Boveri & Cie, Series A...............          63          73,070
                               CS Holding (Regd Shrs).........................       1,000         102,157
                               Ciba Geigy.....................................         100          86,305
                               Ciba Geigy (Regd Shrs).........................          45          38,956
                               Jelmoli Holdings...............................         200          95,992
                               Nestle.........................................         103         107,943
                               Roche Holding..................................          39         283,360
                               Sandoz.........................................          50          41,611
                               Sandoz (Regd Shrs).............................          55          45,385
                               Schweizerische Bankgesellschaft................         121         131,070
                                                                                               -----------
                                                                                                 1,005,849
                                                                                               -----------
       United Kingdom--11.8%   Allied Irish Banks.............................      26,036         131,753
                               Barclays.......................................      14,496         170,275
                               British Petroleum..............................       8,134          59,900
                               British Telecommunications.....................      21,000         125,080
                               Grand Metropolitan.............................         739           5,120
                               Hanson.........................................      33,434         102,479
                               Marks & Spencer................................      12,000          80,492
                               Meyer International............................      12,274          67,961
                               National Westminster Bank......................      12,351         123,390
                               Northumbrian Water.............................      10,000         156,934
                               Redland........................................      29,000         159,884
                               Reed International.............................       3,000          45,656
                               Scapa Group....................................      28,241         104,544
                               Smithkline Beecham Cl A........................      20,295         212,064


Dreyfus International Equity Allocation Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

Common Stocks (continued)                                                           Shares        Value
------------------------------------------------------------------------------     --------    -----------
  United Kingdom (continued)   St. James Place Capital........................      30,000     $    55,528
                               TSB Group......................................      40,000         236,043
                               Tesco..........................................       5,560          26,387
                               Trafalgar House................................      30,000          10,797
                               Williams Holdings..............................      16,000          79,353
                               Wolseley.......................................      12,184          75,558
                                                                                               -----------
                                                                                                 2,029,198
                                                                                               -----------
                               Total Common Stocks
                                 (cost $16,982,912)...........................                 $17,029,985
                                                                                               -----------

Preferred Stocks--.4%
------------------------------------------------------------------------------
                    Germany;   Friedrich Grohe
                                 (cost $84,265)...............................         300     $    72,017
                                                                                               -----------

TOTAL INVESTMENTS (cost $17,067,177)..........................................       99.1%     $17,102,002
                                                                                    ------     -----------
CASH AND RECEIVABLES (NET)....................................................        0.9%     $   159,985
                                                                                    ------     -----------
NET ASSETS....................................................................      100.0%     $17,261,987
                                                                                    ------     -----------
                                                                                               -----------

Note to Statement of Investments;
------------------------------------------------------------------------------
(a) Non-income producing.

                                      See notes to financial statements.

Dreyfus International Equity Allocation Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                            October 31, 1995

ASSETS:
    Investments in securities, at value
      (cost $17,067,177)--See Statement of Investments......................                                $17,102,002
    Receivable for investment securities sold...............................                                    155,979
    Dividends receivable....................................................                                     62,961
    Net unrealized appreciation on forward currency exchange
      contracts--Note 1(d)..................................................                                     61,139
                                                                                                            -----------
                                                                                                             17,382,081
LIABILITIES:
    Due to The Dreyfus Corporation-Note 2(a)................................                 $   1,428
    Cash overdraft due to Custodian.........................................                   116,258
    Directors' fee payable..................................................                     2,408          120,094
                                                                                             ---------      -----------
NET ASSETS..................................................................                                $17,261,987
                                                                                                            -----------
                                                                                                            -----------
REPRESENTED BY:
    Paid-in capital.........................................................                                $16,672,149
    Accumulated undistributed investment income--net........................                                     76,362
    Accumulated undistributed net realized gain on investments..............                                    414,513
    Accumulated net unrealized appreciation on investments and
      foreign currency transactions.........................................                                     98,963
                                                                                                            -----------
NET ASSETS at value.........................................................                                $17,261,987
                                                                                                            -----------
                                                                                                            -----------

NET ASSET VALUE, offering and redemption price per share:
    Investor Shares
      (24 million shares of $.001 par value Capital Stock authorized)
      ($4,088,358 / 404,465 shares of capital stock outstanding)............                                     $10.11
                                                                                                                 ------
                                                                                                                 ------
    Class R Shares
      (36 million shares of $.001 par value Capital Stock authorized)
      ($13,173,629 / 1,302,133 shares of capital stock outstanding).........                                     $10.12
                                                                                                                 ------
                                                                                                                 ------

                         See notes to financial statements.

Dreyfus International Equity Allocation Fund
-------------------------------------------------------------------------------
Statement of Operations                             Year ended October 31, 1995

INVESTMENT INCOME:
    Cash dividends (net of $38,500 withheld at source)......................                  $314,253
    Interest................................................................                    18,163
                                                                                              --------
      Total Income..........................................................                                   $332,416
    Expenses:
      Investment management fee--Note 2(a,b)................................                   249,080
      Distribution fee (Investor shares)-Note 2(c)..........................                     5,612
      Directors' fees and expenses--Note 2(d)...............................                     1,273
                                                                                              --------
          Total Expenses....................................................                                    255,965
                                                                                                               --------
          INVESTMENT INCOME--NET............................................                                     76,451
                                                                                                               --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments and foreign currency
      transactions--Note 1(c)...............................................                $  218,728
    Net realized gain on forward currency exchange contracts--Note 1(d).....                   195,785
                                                                                              --------
      Net Realized Gain.....................................................                                    414,513
    Net unrealized appreciation on investments and foreign currency
      transactions-Note 1(c)................................................                                     60,242
                                                                                                               --------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS....................                                   474,755
                                                                                                               --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                   $551,206
                                                                                                               --------

                     See notes to financial statements.

Dreyfus International Equity Allocation Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Year Ended October 31,
                                                                                       ------------------------------
                                                                                           1995              1994*
                                                                                       -----------        -----------
    Investment income--net...............................................              $    76,451        $    43,960
    Net realized gain (loss) on investments..............................                  414,513            (16,876)
    Net unrealized appreciation on investments for the year..............                   60,242             38,721
                                                                                       -----------        -----------
      Net Increase In Net Assets Resulting From Operations...............                  551,206             65,805
                                                                                       -----------        -----------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Investor Shares....................................................                     (180)             --
      Class R Shares.....................................................                  (26,993)             --
                                                                                       -----------        -----------
        Total Dividends..................................................                  (27,173)             --
                                                                                       -----------        -----------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Investor Shares....................................................                  671,731             69,682
      Class R Shares.....................................................                7,539,619         11,819,150
    Issued in exchange for shares of Dreyfus/Laurel International Fund;
      Investor Shares....................................................                6,499,140              --
    Dividends reinvested:
      Investor Shares....................................................                       70              --
      Class R Shares.....................................................                   12,651              --
    Cost of shares redeemed:
      Investor Shares....................................................               (3,340,391)              (100)
      Class R Shares.....................................................               (6,559,623)           (39,780)
                                                                                       -----------        -----------
        Increase In Net Assets From Capital Stock Transactions...........                4,823,197         11,848,952
                                                                                       -----------        -----------
          Total Increase In Net Assets...................................                5,347,230         11,914,757
NET ASSETS:
    Beginning of year....................................................               11,914,757              --
                                                                                       -----------        -----------
    End of year (including undistributed investment income--net of
      $76,362 in 1995 and $27,084 in 1994)...............................              $17,261,987        $11,914,757
                                                                                       -----------        -----------
                                                                                       -----------        -----------

                                                             Investor Shares                       Class R Shares
                                                         ------------------------            -------------------------
                                                           Year Ended October 31,               Year Ended October 31,
                                                         ------------------------            -------------------------
                                                            1995            1994*              1995             1994*
                                                         --------         --------           -------          --------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.....................................      266,245           7,045            773,150         1,181,714
    Shares issued in connection with the acquisition
      of Dreyfus/Laurel International Fund                470,442             --                 --                --
    Shares issued for dividends reinvested                      7             --               1,314               --
    Shares redeemed.................................     (339,264)            (10)          (650,043)           (4,002)
                                                         --------          ------           --------         ---------
      Net Increase In Shares Outstanding............      397,430           7,035            124,421         1,177,712
                                                         --------          ------           --------         ---------
                                                         --------          ------           --------         ---------

--------------
* The Fund commenced operations on August 12, 1994.

                     See notes to financial statements.

Dreyfus International Equity Allocation Fund
-------------------------------------------------------------------------------
Financial Highlights

    Contained below is per share performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                    Investor Shares                  Class R Shares
                                                               --------------------------       ----------------------------
                                                                 Year Ended October 31,           Year Ended October 31,
                                                               --------------------------       ----------------------------
PER SHARE DATA:                                                  1995          1994(1)(2)        1995          1994(1)(2)(3)
                                                               ------          ----------       ------         -------------
    Net asset value, beginning of year.........                $10.06          $10.00           $10.06          $10.00
                                                               ------          ------           ------          ------
    Investment Operations:
    Investment income--net.....................                   .01             .01              .06             .02
    Net realized and unrealized gain on
      investments..............................                   .06             .05              .02             .04
                                                               ------          ------           ------          ------
      Total from Investment Operations.........                   .07             .06              .08             .06
                                                               ------          ------           ------          ------

    Distributions;
    Dividends from investment income--net......                 (.02)              --             (.02)             --
                                                               ------          ------           ------          ------
    Net asset value, end of year...............                $10.11          $10.06           $10.12          $10.06
                                                               ------          ------           ------          ------
                                                               ------          ------           ------          ------

TOTAL INVESTMENT RETURN........................                   .67%            .60%(5)          .81%            .60%(5)

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...                   1.75%           1.74%(4)         1.50%           1.50%(4)
    Ratio of net investment income to average
      net assets..............................                    .04%           1.98%(4)          .52%           2.22%(4)
    Portfolio Turnover Rate...................                  64.85%             --            64.85%             --
    Net Assets, end of year (000's Omitted)...                 $4,088             $71          $13,174         $11,844
                                                               ------          ------           ------          ------

----------------
(1) The Fund commenced operations on August 12,1994.
(2) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the investment manager.
(3) Effective October 17, 1994, the Fund's Trust shares were redesignated as Class R shares.
(4) Annualized.
(5) Not annualized.

                      See notes to financial statments.

Dreyfus International Equity Allocation Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

          The Dreyfus/Laurel Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering sixteen Series including the Dreyfus International Equity Allocation Fund (the "Fund"). The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
          Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
          The Fund is currently authorized to issue two classes of shares:
Investor shares and Class R shares. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. The Company has the authority to issue 25 billion shares of capital stock with a par value of $.001.
          Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
          (a) Portfolio Valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked priced is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the offsetting rate.
          (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
          (c) Foreign Currency Transactions: The Fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investment from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Dreyfus International Equity Allocation Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

          Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

          (d) Forward Currency Exchange Contracts: The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities. At October 31, 1995, the following summarizes open forward currency exchange contracts:

                                                          Foreign                          U.S. Dollar       Unrealized
                                                          Currency                           Value at       Appreciation
Forward Currency Sale Contracts,                           Amount           Proceeds         10/31/95      (Depreciation)
________________________________                        ___________       __________       ___________     _____________
Danish Krone, expiring 11/1/95.............                 18,480        $    3,378        $    3,383        $    (5)
German Deutschmarks, expiring 11/24/95.....              1,000,000           709,522           710,985         (1,463)
Japanese Yen, expiring 11/21/95............            120,000,000         1,240,695         1,178,088         62,607
                                                                                                              -------
                                                                                                              $61,139
                                                                                                              -------
                                                                                                              -------

          (e) Distributions to Shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distributio n requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

          (f) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus International Equity Allocation Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

          The Fund has an unused capital loss carryover of approximately $1,563,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1995. The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund's merger with Dreyfus Laurel International Funds. If not applied, $1,536,000 of the carryover expires in fiscal 2000 and $27,000 expires in fiscal 2002.

NOTE 2 -- Investment Management Fee and Other Transactions with Affiliates:

          (a) Investment Management Fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel).

          (b) Sub-Advisory Agreement: S.A.M. Finance, S.A. (the "Sub-Advisor"), a wholly-owned subsidiary of Credit Commercial de France, serves as the Fund's Sub-Advisor pursuant to a sub-advisory agreement among the Fund, the Sub-Advisor and the Manager. For its services, the Sub-Advisor is paid an annual fee of .25% of the value of the Fund's average daily net assets and is paid by the Manager out of its fee.

          (c) Distribution Plan: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. For the year ended October 31, 1995, the distribution fee for the Investor shares was $5,612.

          Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

          (d) Directors' Fees: Each director who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: the Dreyfus/Laurel Funds, Inc., the Dreyfus/Laurel Tax-Free Municipal Funds, and the Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

Dreyfus International Equity Allocation Fund
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3 -- Securities Transactions:

          The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the year ended October 31, 1995 amounted to $11,310,006 and $10,440,123, respectively.

          At October 31, 1995, accumulated net unrealized depreciation on investments and foreign currency contracts was $95,964, consisting of $1,368,906 gross unrealized appreciation and $1,272,942 gross unrealized depreciation, excluding foreign currency transactions.

          At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4 -- Reorganization:

          On April 19, 1995, the Dreyfus/Laurel International Equity Allocation Fund, acquired the assets and certain liabilities of the Dreyfus Laurel International Fund, in exchange for shares of the Dreyfus/Laurel International Equity Allocation Fund, pursuant to a plan of reorganization approved by Dreyfus/Laurel International Fund shareholders on May 1, 1995. Total shares issued by Dreyfus/Laurel International Equity Allocation Fund and the total net asets of Dreyfus International Fund acquired are set forth in the Statement of changes in net assets.

Dreyfus International Equity Allocation Fund
-----------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of the Dreyfus International Equity Allocation Fund of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended October 31, 1995 and for the period from August 12, 1994 (commencement of operations) to October 31, 1994, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus International Equity Allocation Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                   KPMG Peat Marwick LLP


Pittsburgh, Pennsylvania
December 15, 1995

Dreyfus International Equity Allocation Fund
-----------------------------------------------------------------------------
Important Tax Information (Unaudited)

    In accordance with Federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 1995:

    *  the total amount of taxes paid to foreign countries was $38,500 and

    *  the total amount of income sourced from foreign countries was $76,451.

    As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 1995 calendar year with Form 1099-DIV which will be mailed by January 31, 1996.

Dreyfus International Equity
Allocation Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258

Administrator
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Transfer Agent &
Dividend Disbursing Agent
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940


Further information is contained in the Prospectus, which must precede or accompany this report.


Printed in U.S.A.                       723/323AR9510